UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2026

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Duos Technologies Group, Inc.

(Exact name of registrant as specified in its charter)

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Florida	001-39227	65-0493217
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6551 Gate Parkway, 4th Floor, Jacksonville, Florida 32256

(Address of Principal Executive Offices) (Zip Code)

(904) 296-2807

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	DUOT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 14, 2026, Duos Technologies Group, Inc. (the “Company”) named Dipan Patel as the Chief Operating Officer of the Company. Mr. Patel has deep experience scaling businesses across data centers, fiber, power and edge networks across North America, Asia and the Pacific and Europe. Mr. Patel joined the Company in June 2026. He served as Executive, Digital Infrastructure Solutions, with Telstra InfraCo in Melbourne Australia, directing their $25 billion digital infrastructure portfolio, from 2024 to 2026. Prior to that, from 2019 to 2026, Mr. Patel was the Executive Vice President, Strategy, Technology and New Business Initiatives for SBA Communications Corporation, a leading independent owner and operator of wireless communications infrastructure. Prior to joining SBA, Mr. Patel served as Vice President, New Growth & Development at Cox Communications, a national cable television and broadband services provider, where he joined in May 2012 as Executive Director. Prior to Cox Communications, Mr. Patel served as a Partner in the Communications, Media and Technology practice at Accenture plc, a global management consulting and professional services firm, from December 2003 to May 2012. He also received a PhD in Intelligent and Interactive Systems from the University of London and has been granted 14 patents.

Mr. Patel currently does not have an employment agreement with the Company. He is being paid an annual base salary of $375,000, with a potential bonus of up to 80% of the base salary based on achievement of Company and individual performance metrics as set by the Board of Directors and the Chief Executive Officer. He was also granted 200,000 restricted shares of common stock under the Company’s 2021 Equity Incentive Plan. The shares are subject to a three-year cliff vesting period and will vest on July 1, 2029.

There are no family relationships between Mr. Patel and any director or executive officer of the Company or its subsidiaries.  There also are no transactions to which the Company is or was a participant in which Mr. Patel has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DUOS TECHNOLOGIES GROUP, INC.

Dated: August 18, 2026	By:	/s/ F. Douglas Recker
F. Douglas Recker Chief Executive Officer